UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Platinum Group Metals Ltd.

(Exact name of Registrant as specified in its charter)

British Columbia, Canada	Not Applicable
(State or jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 328, 550 Burrard Street Vancouver, British Columbia, Canada	V6C 2B5
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Shares, no par value	American Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.

[X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.

[   ]

Securities Act registration statement file number to which this form relates:                        (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

None

(Title of Class)

Item 1.

Description of Registrant’s Securities to be Registered.

Incorporated by reference to the Registrant’s amended annual report on Form 20-F/A for the Registrant’s fiscal year ended August 31, 2006, as filed with the Commission on May 22, 2007.

Item 2.

Exhibits.

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  June 25, 2007

Platinum Group Metals Ltd.

By:

//signed//

Name:

Frank Hallam

Title:

Chief Financial Officer

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